EXCHANGE TRADED CONCEPTS TRUST

YieldShares High Income ETF

(NYSE Arca, Inc.: YYY)

Supplement dated June 24, 2019 to the

Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information (“SAI”) for the YieldShares High Income ETF (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, the fourth paragraph under “Index Information/Trademark License/Disclaimers” in the Prospectus and the fourth paragraph under “Additional Index Information – ISE High IncomeTM Index” in the SAI are deleted in their entirety and replaced with the following:

Index constituents are reviewed for eligibility and the Index is reconstituted and rebalanced on an annual basis. The review is conducted in December of each year. The Index employs a “rolling” rebalance schedule in that one third of component changes are implemented at the close of trading on each of the first, second and third trading days in January of the following year and each change becomes effective at the opening on the second, third and fourth trading day of the new year, respectively. Index constituents may be removed from the Index at any time during the year other than the annual review in December if the constituent has become ineligible for continued inclusion in the Index due to bankruptcy, delisting or a definitive agreement that would likely result in the security no longer being eligible for inclusion in the Index. Upon the occurrence of such event, the constituent is removed from the Index and is not replaced. In the case of mergers and acquisitions, the constituent may be removed the day following the shareholder vote or the expected expiration of the tender offer (provided the acquisition is not contested). In the event the acquisition is contested, the removal from the Index will occur as soon as reasonably practicable. Ordinarily, a constituent will be removed from the Index at its last sale price, however, if at the time of its removal the constituent is halted from trading on its primary listing market and an official closing price cannot readily be determined, Nasdaq (in its discretion) may remove the constituent at a zero price. The zero price will be applied after the close of the market but prior to the time the official closing value of the Index is disseminated. Adjustments to the weightings of Index constituents may be made on an other than annual basis when a constituent’s weighting exceeds 24% of the Index. Such constituent will be adjusted such that its weight is no more than 20%, until rebalancing occurs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

YYY-SK-012-0100